UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported)
November 16, 2007
Luminent Mortgage Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-31828	06-1694835

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 California Street, Suite 1350 San Francisco, California	94111

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 217-4500

N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.
     On November 19, 2007, Luminent Mortgage Capital, Inc. will be conducting a conference call to update investors on recent developments in Luminent’s status on issues caused by disruptions in the mortgage industry. A copy of the highlights of the items the Company intends to discuss is furnished as Exhibit 99 to this report.
Item 9.01.   Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

99.1	Luminent Mortgage Capital, Inc., Status Update

99.2	Announcement of conference call

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMINENT MORTGAGE CAPITAL, INC.
By:	/s/ S. Trezevant Moore
Name: S. Trezevant Moore
Title: Chief Executive Officer

Date: November 19, 2007

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